Shareholders Equity	6 Months Ended
Mar. 31, 2025
Shareholders Equity
Shareholders' Equity

Note 12 — Shareholders’ equity

Ordinary shares

On March 17, 2025, the Company consolidated its ordinary shares at a ratio of one-for-twelve from $100,000,000 divided into 500,000,000 ordinary shares of a par value of $0.20 each to $100,000,000 divided into 41,666,667 ordinary shares of a par value of $2.40 each, and, immediately following the share consolidation, the authorized share capital of the Company was increased from $100,000,000 to $12,000,000,000, divided into 5,000,000,000 ordinary shares of $2.40 par value each. As a result of aforementioned share consolidation, 706 ordinary shares were cancelled.

During the six months ended March 31, 2025, 1,202,189 (or 100,182 ordinary shares after the effect of share consolidation) ordinary shares were issued for the redemption of $338,009 promissory notes and 3,909,901 (or 325,825 ordinary shares after the effect of share consolidation) ordinary shares were issued for the exercised warrants.

Statutory reserve

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”).

Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. As of March 31, 2025 and September 30, 2024, the balance of the required statutory reserves was $0.7 million and $0.7 million, respectively.

Warrants

On August 22, 2024, Farmmi and certain institutional purchasers  entered into a securities purchase agreement, pursuant to which the Company agreed to sell to such purchasers an aggregate of 3,433,167 ordinary shares, par value $0.20 per share in a registered direct offering and Series A warrants to purchase up to 3,433,167 Ordinary Shares in a concurrent private placement for gross proceeds of approximately $1.03 million before deducting the placement agent’s fees and other estimated offering expenses. In connection with this offering, on August 26, 2024, 3,433,167 warrants were issued with an exercise price of $0.75, exercisable immediately, which expire five years after their issuance date on August 26, 2024 (i.e., August 25, 2029). On December 6, 2024, the warrant was adjusted to an exercise price of $0.20 (or $2.40 after adjusted for the effect of reverse share split) and, corresponding, the number of warrants adjusted to 12,874,377 (or 1,072,865 after adjusted for the effect of reverse share split). As of March 31, 2025 and September 30, 2024, 325,825 and nil warrants were exercised, respectively, and 747,040 and 1,072,865 warrants were outstanding, out-of-money and antidilutive, respectively.